                     [STREETTRACKS LOGO]INDEX SHARES FUNDS

                                   PROSPECTUS

           STREETTRACKS(R) DJ WILSHIRE INTERNATIONAL REAL ESTATE ETF
                               DECEMBER 15, 2006

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES IN THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

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                               TABLE OF CONTENTS

streetTRACKS(R) Index Shares Funds.........................           1
Who Should Invest?.........................................           1
Principal Strategies of the Fund...........................           2
  streetTRACKS(R) DJ Wilshire International Real Estate
    ETF....................................................           4
Principal Risks............................................           5
Performance Bar Charts and Tables..........................          10
Fees and Expenses..........................................          11
  Example..................................................          12
Index Description..........................................          13
Additional Investment Strategies, Risks and Other
  Considerations...........................................          17
  Additional Investment Strategies.........................          17
  Additional Risks.........................................          17
Management.................................................          19
Index License/Disclaimer...................................          21
Determination of Net Asset Value...........................          23
Buying and Selling the Fund................................          24
Purchase and Redemption of Creation Units..................          24
Distributions..............................................          27
Portfolio Holdings.........................................          27
Tax Matters................................................          28
General Information........................................          31
Where to Learn More About the Fund.........................

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                       STREETTRACKS(R) INDEX SHARES FUNDS

     streetTRACKS(R) Index Shares Funds (the "Trust") consists of eighteen (18) separate investment portfolios, one of which, the streetTRACKS(R) DJ Wilshire International Real Estate ETF (the "Fund"), is offered by this Prospectus.

     The Fund, using an "indexing" investment approach, seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of a market index (an "Index"). For more information regarding the Index, please refer to the "Index Description" section of this Prospectus. SSgA Funds Management, Inc. (the "Adviser") serves as investment adviser to the Fund. The Tuckerman Group LLC ("Tuckerman" or "Sub-Adviser") serves as investment sub-adviser to the Fund and is responsible for the day-to-day management of the Fund's portfolio.

     The Fund will be listed on the American Stock Exchange (the "Exchange"). The Shares of the Fund trade on the Exchange at market prices that may differ to some degree from the Shares' net asset values. The Fund issues and redeems its Shares on a continuous basis -- at net asset value -- only in a large specified number of Shares called a "Creation Unit,"* principally in-kind for securities included in the Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUND.

                               WHO SHOULD INVEST?

     The Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in the Index. The Fund may be suitable for long-term investment in the market or sector represented in the Index. Shares of the Fund may also be used as an asset allocation tool or as a speculative trading instrument. Unlike many conventional mutual funds, which are only bought and sold at closing net asset values, the Fund's Shares have been designed to be tradable in a secondary market on the Exchange on an intraday basis and to be created and redeemed principally in kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of the Fund that could arise from frequent cash creation and redemption transactions that may affect the net asset value of the Fund. Moreover, in contrast to conventional mutual funds

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* Except that under the "Dividend Reinvestment Service" described further in the Statement of Additional Information, Shares may be created in less than a Creation Unit and upon termination of the Fund, Shares may be redeemed in less than a Creation Unit.

where redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities to raise cash for redemptions which, in turn, may generate taxable gains, the in-kind redemption mechanism of the Fund generally will not lead to a tax event for shareholders who remain invested in the Fund.

                        PRINCIPAL STRATEGIES OF THE FUND

     The Sub-Adviser seeks a correlation of 0.95 or better between the Fund's performance and the performance of its Index; however, a number of factors may affect the Fund's ability to achieve a high correlation with its Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. A figure of 1.00 would represent perfect correlation.

     The Fund, in seeking its investment objective, utilizes a sampling methodology. Sampling means that the Sub-Adviser uses quantitative analysis to select stocks which represent a sample of securities in the Index, which has a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Sub-Adviser generally expects the Fund to hold less than the total number of stocks in the Index, but reserves the right to hold as many stocks as it believes necessary to achieve the Fund's investment objective.

     In addition, from time to time, stocks are added to or removed from the Index and consequently the countries represented by the Index may change. The Fund may sell stocks that are represented in its Index, or purchase stocks that are not yet represented in its Index, in anticipation of their removal from or addition to the Index. Further, the Sub-Adviser may choose to overweight stocks in the Index, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index.

     The Fund will normally invest at least 90% of its assets in the securities of companies of its Index. Such investments by the Fund may also include American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs") based on the securities in its Index. In order to provide the Fund additional flexibility to comply with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and other regulatory requirements and to manage future corporate actions and index changes in the smaller markets, the Fund may invest the remainder of its assets in securities that are not included in its Index or in ADRs and GDRs representing such securities.

     The Fund also may invest its other assets in futures contracts, options on futures contracts, other types of options, and swaps related to its Index, as well as cash and cash equivalents. The Fund will concentrate its investments in a particular industry or sector to approximately the same extent that its benchmark Index is so concentrated.

     The Fund has adopted the above-noted 90% investment policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or its underlying Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated. The Trustees may not change the Fund's investment objective without shareholder approval.

   THIS SECTION DESCRIBES THE INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT
                            STRATEGIES OF THE FUND.

           STREETTRACKS(R) DJ WILSHIRE INTERNATIONAL REAL ESTATE ETF
                                 (SYMBOL: RWX)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of an equity index based upon the international real estate market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Dow Jones Wilshire Ex-US Real Estate Securities Index ("DJW Ex-US RESI Index" or the "Index"). The Index is a float adjusted market capitalization index designed to measure the performance of publicly traded real estate securities in countries excluding the US. As of September 30, 2006, the Index consisted of companies from Austria, Australia, Belgium, Canada, Chile, France, Germany, Hong Kong, Italy, Japan, Malaysia, Netherlands, New Zealand, Philippines, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom. As of September 30, 2006, the Index was comprised of 161 securities.

     The Fund will concentrate its investments in the real estate sector. The Fund may not purchase all of the stocks in the Index, and if so, may utilize a "sampling" methodology in seeking the Fund's objective. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Sub-Adviser generally expects the Fund to hold less than the total number of stocks in the Index, but reserves the right to hold as many stocks as it believes necessary to achieve the Fund's investment objective.

                                PRINCIPAL RISKS

     THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS OBJECTIVES. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     INDEX AND EQUITY RISK: Unlike many investment companies, the Fund is not actively "managed." Therefore, the Fund would not sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the relevant Index. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the relevant Index. Stock values could decline generally or could underperform other investments.

     SAMPLING INDEX TRACKING RISK: The Fund's return may not match or achieve a high degree of correlation with the return of its Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and also incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index, or representative sample of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Since the Fund utilizes a sampling approach and may invest in ADRs or GDRs based on the securities in its Index and futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if the Fund purchased all of the stocks in the Index. This risk is particularly acute for the Fund due to the greater risks of investment described below.

     FOREIGN RISK: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. The Fund's net asset value is determined on the basis of US dollars. Foreign currencies, investments, and other assets and liabilities, if any, are translated into US dollars at current exchange rates. Therefore, you may lose money if the local currency of a foreign market depreciates against the US dollar even if the local currency value of the Fund's holdings goes up.

     Foreign Securities. The Fund will invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include ADRs which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the liquidity of the underlying shares in their primary trading market.

     Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

     Foreign securities involve special risks and costs. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

     Currency. Because the Fund's net asset value is determined on the basis of U.S. dollars, the Fund may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

     Forward Currency Exchange Contracts. The Fund may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the Sub-Adviser, and the Fund is not required to hedge its foreign currency positions.

A forward currency contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. Forward currency contracts are privately negotiated transactions, and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund's foreign holdings increases because of currency fluctuations.

     EMERGING MARKETS RISK: Some foreign markets in which the Fund invests are considered to be emerging markets. Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to changes in international trade, trade barriers and other protectionist or retaliatory measures. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight and the volatility of emerging markets may be heightened by the actions of a few major investors. Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalism, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In certain emerging markets, investments may be subject to heightened risks with regard to ownership and custody of securities. For example, security ownership may be evidenced by entries in the books of a company or its registrar, which may not be independent of the issuer, instead of through a central registration system and without effective government supervision. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists could, along with other factors, result in the registration of the Fund's shareholding being completely lost and cause the Fund to suffer an investment loss. For these and other reasons, investments in emerging markets are often considered speculative.

     DERIVATIVES: A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

     LARGE CAP RISK: Returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

     MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

     SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

     MICRO CAP RISK: Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large-, mid-and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded, and thus difficult for the Fund to buy and sell in the market.

     NON-DIVERSIFIED RISK: The Fund is non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company or a single industry than diversified funds, the performance of that company or industry can have a substantial impact on the Fund's share price. The Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of the Fund.

     CONCENTRATION RISK: The Fund's assets may be concentrated in an industry or group of industries to the extent that the Fund's underlying Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

     REAL ESTATE SECURITIES RISK: The Fund will concentrate its investments in the real estate sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund's investments. Investing in real estate securities (which include real estate investment companies ("REITs")) may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the Fund's investment in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. In addition, REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and maintaining exemption from the registration requirements of the Investment Company Act of 1940, as amended ("1940 Act").

     MANAGEMENT RISK: Because the Fund does not fully replicate its benchmark Index the Fund is subject to management risk. This is the risk that the Sub-Adviser's security selection process, which is subject to a number of constraints, may not produce the intended results.

                                  PERFORMANCE
                             BAR CHARTS AND TABLES

     The Fund does not have a full calendar year of performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included which will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to a broad measure of market performance.

                               FEES AND EXPENSES

     This table describes the estimated fees and expenses that you may pay if you buy and hold Shares of the Fund.(1)

                                                            STREETTRACKS(R)
                                                              DJ WILSHIRE
                                                             INTERNATIONAL
                                                              REAL ESTATE
                                                                  ETF
                                                            ---------------
SHAREHOLDER FEES
(fees paid directly from your investment. See
  "Creation and Redemption of Creation Units" for a
  discussion of Creation and Redemption Transaction
  Fees)...............................................            0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the Fund's assets)(2)
  Management Fees(3)..................................            0.59%
  Distribution and Service (12b-1) Fees...............            NONE
  Other Expenses(3),(4)...............................            0.01%
TOTAL ANNUAL FUND OPERATING EXPENSES..................            0.60%

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(1) You will incur customary brokerage commissions when buying and selling shares of the Fund.
(2) Expressed as a percentage of average daily net assets.
(3) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses (the amount shown represents less than 0.01%).
(4) "Other Expenses" are estimates based on the expenses the Fund expects to incur for the fiscal year ending September 30, 2007.

                                    EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund creates and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the relevant Index. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the relevant Index), assuming a 5% annual return and that the Fund's estimated operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY THE FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESSER THAN THE ESTIMATES.

                                                        1 YEAR   3 YEARS
                                                         ($)       ($)
                                                        ------   -------
streetTRACKS(R) DJ Wilshire International Real Estate
  ETF.................................................    62       193

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

     The Fund issues and redeems shares at its net asset value only in large blocks of 100,000 shares called Creation Units. Generally, only institutions or large investors purchase or redeem Creation Units. A standard transaction fee is charged to each creation or redemption of Creation Units as set forth in the table later in this Prospectus under "Purchase and Redemption of Creation Units
- Creation and Redemption Transaction Fees." The fee is a single charge and will be the same regardless of the number of Creation Units created or redeemed on the same day. Investors who hold Creation Units will also pay the annual Fund operation expenses described in the tables above.

                               INDEX DESCRIPTION

             DOW JONES WILSHIRE EX-US REAL ESTATE SECURITIES INDEX

INDEX PROVIDER DESCRIPTION

     Dow Jones Indexes is part of Dow Jones & Company, which publishes the world's most vital business and financial news and information. Dow Jones Indexes is a premier global provider of investable indexes, including the Dow Jones Averages and the Dow Jones Global, Regional, Country and Sector Titans Indexes and is co-owner of the Pan-European Dow Jones STOXX Indexes. Together with Wilshire Associates, Dow Jones Indexes markets and licenses the Dow Jones Wilshire index family, which includes the Dow Jones Wilshire 5000 and its size, style, and sector indexes. Dow Jones Indexes also offers a number of specialty indexes including hedge fund, commodity and credit derivative indexes.

     In addition to Dow Jones Indexes, Dow Jones & Company (NYSE: DJ; dowjones.com) publishes The Wall Street Journal and its international and online editions, Barron's and the Far Eastern Economic Review, Dow Jones Newswires, MarketWatch and the Ottaway group of community newspapers. Dow Jones is co-owner with Reuters Group of Factiva and with Hearst of SmartMoney. Dow Jones also provides news content to CNBC and radio stations in the U.S.

     Wilshire Associates is a leading global investment technology, investment consulting and investment management firm with four business units: Wilshire Analytics, Wilshire Funds Management, Wilshire Consulting, and Wilshire Private Markets. The firm was founded in 1972, revolutionizing the industry by pioneering the application of investment analytics and research to investment management for the institutional marketplace. Wilshire also is credited with helping to develop the field of quantitative investment analysis that uses mathematical tools to analyze market risks. All other business units evolved from Wilshire's strong analytics foundation.

     Wilshire developed the index now known as the Dow Jones Wilshire 5000(sm) Composite Index, the first asset/liability models for pension funds, the first U.S. equity style metrics work and many other "firsts" as the firm grew to more than 300 employees serving the investment needs of institutional and high net worth clients around the world.

     Based in Santa Monica, CA, Wilshire provides services to clients in more than 20 countries representing in excess of 600 organizations with assets totaling more than $12.5 trillion as of September 30, 2006. With eight offices on four continents, Wilshire Associates and its affiliates are dedicated to providing clients with the highest quality counsel, products and services. Please visit www.wilshire.com for more information.

INDEX DESCRIPTION

     The Dow Jones Wilshire Ex-US Real Estate Securities Index is a float adjusted market capitalization index designed to measure the performance of publicly traded real estate securities in developed and emerging countries excluding the US. As of September 30, 2006, the Dow Jones Wilshire ex-US Real Estate Securities Index included Austria, Australia, Belgium, Canada, Chile, France, Germany, Hong Kong, Italy, Japan, Malaysia, Netherlands, New Zealand, Philippines, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, and the United Kingdom.

     The Dow Jones Wilshire Global Real Estate Securities Index (DJW G RESI) is a measure of the types of global real estate securities that represent the ownership and operation of commercial or residential real estate. The global index is an expansion of the original U.S. index, developed in 1991 by Wilshire Associates to serve as a proxy for direct real estate investment by institutions. The Dow Jones Wilshire Global Real Estate Investment Trust (DJW G
REIT) Index is a subset of the DJW G RESI and is comprised only of those REITs and REIT-like securities in the larger index. The Dow Jones Wilshire Ex-US Real Estate Securities Index is a float adjusted market capitalization index designed to measure the performance of publicly traded real estate securities in countries excluding the US.

INDEX METHODOLOGY

     To be included in the real estate Index, an issue must be all of the following:

     - The company must be both an equity owner and operator of commercial and/or residential real estate. Security types excluded from these more focused indexes include mortgage REITs, health care REITS, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25% of their assets in direct mortgage investments.

     - The company must have a minimum total market capitalization of at least $200 million at the time of its inclusion.

     - At least 75% of the company's total revenue must be derived from the ownership and operation of real estate assets.

     - The liquidity of the company's stock must be commensurate with that of other institutionally held real estate securities.

INDEX MAINTENANCE

     Periodic and ongoing reviews of the index composition and shares are conducted based on the following rules:

     - Routine additions and deletions to the indexes, as well as shares updates, are made quarterly after the close of trading on the third Friday of March, June, September, and December. The changes become effective at the opening of trading on the next business day.

     - During the quarter, a component company's shares outstanding will be adjusted at the same time as a change in that company is made to the Dow Jones Wilshire 5000 Composite Index or to the soon to be released Dow Jones Wilshire family of Indexes.

     - A company will be removed from the indexes if direct mortgage investments represent more than 25% of the company's assets for two consecutive quarters or if the company is reclassified as a mortgage or hybrid REIT.

     - A company will be removed from the indexes if less than 50% of its total revenue is generated from the ownership and operation of real estate assets for two consecutive quarters.

     - A company will be removed from the indexes if its stock becomes illiquid or has more than 10 nontrading days during the previous quarter.

     - A company will be removed from the indexes if its stock is delisted by its primary market due to failure to meet financial or regulatory requirements.

     - A company will be removed from the indexes if its total market capitalization falls below $100 million and remains at that level for two consecutive quarters.

     - If a component company enters bankruptcy proceedings, it will be removed from the indexes and will remain ineligible for reinclusion until it has emerged from bankruptcy. However, the Dow Jones Wilshire Index Oversight Committee may, following a review of the bankrupt company and the issues involved in the filing, decide to keep the company in the indexes.

     - The Dow Jones Wilshire Index Oversight Committee may, at its discretion and if it has determined a company to be in extreme financial distress, remove the company from any Dow Jones Wilshire Index to which that company belongs if the committee deems the removal necessary to protect the integrity of the index and the interests of investors in products linked to that index.

     - The Index value is based on each stock's closing price on its primary market and the official WM closing spot rates as of 5:30 p.m. eastern time.

INCEPTION DATE

     The date on which the Dow Jones Wilshire Ex-US Real Estate Securities Index was first published was March 21, 2006. Back-tested historical data is available on a monthly basis from December 31, 1992, and daily from January 1, 1999.

     The average market capitalizations for the components of the Index as of September 30, 2006:

                                                    AVERAGE
                                                     MARKET
INDEX                                            CAPITALIZATION
-----                                            --------------
Dow Jones Wilshire Ex-US Real Estate Securities
  Index........................................  $2.8 billion

                       ADDITIONAL INVESTMENT STRATEGIES,
                         RISKS AND OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES

     The Fund may invest its remaining assets in money market instruments including repurchase agreements or funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act), in convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular stock or stock index) and in options and futures contracts. Options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to its benchmark Index and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Sub-Adviser anticipates that, under normal circumstances, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

     Borrowing Money. The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

     Lending Securities. The Fund may lend securities from its holdings via a securities lending program to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. The Fund will receive collateral for each loaned security which is marked to market each trading day. In the securities lending program, the borrower has the right to vote the loaned securities, however the Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Such loans may be terminated at any time by the Fund.

                                ADDITIONAL RISKS

     Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will be met, continue to be met or will remain unchanged.

     Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of the Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund's net asset value and supply and demand on the Exchange. It can not be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained.

     Lending of Securities. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it may invest.

     Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur.

     Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

     For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has received exemptive relief from Section 4(3) of the Securities Act. Dealers who are not underwrites are exempt from the prospectus delivery obligations subject to certain terms and conditions which have been set forth in a Securities and Exchange Commission ("SEC") exemptive order issued to the Trust.

                                   MANAGEMENT

     Adviser. SSgA Funds Management, Inc. serves as the Adviser to the Fund and, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Fund. The Adviser, part of State Street Bank and Trust Company ("State Street") and other affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of September 30, 2006, the Adviser managed approximately $129 billion in assets. As of September 30, 2006, SSgA managed approximately $1.6 trillion in assets, including approximately $308 billion in equity index funds. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     For the services provided to the Fund under the Investment Advisory Agreement, the Fund will pay the Adviser annual fees based on a percentage of each Fund's average daily net assets as set forth below.

streetTRACKS(R) DJ Wilshire International Real Estate
  ETF                                                     0.59%

     From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of the Fund other than the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

     Investment Sub-Adviser. Pursuant to the Advisory Agreement between the Fund and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained Tuckerman, an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the Fund's investments, subject to supervision of the Adviser and the Board of Trustees while the Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of September 30, 2006, Tuckerman managed approximately $6.4 billion in assets. Tuckerman's principal business address is 4 International Drive, Suite 230, Rye Brook, NY 10573.

     In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee based on the average daily net assets with respect to the Fund. The Fund had not commenced operations as of September 30, 2006 and therefore the Advisor did not pay any fees to Tuckerman for the fiscal year ended September 30, 2006.

     A discussion regarding the basis for the Board of Trustee's approval of the Investment Advisory Agreement and Sub-Advisory Agreement for the Fund will be available in the Trust's semi-annual report to shareholders dated March 31, 2007.

     Portfolio Managers. The Sub-Adviser manages the Fund using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. The portfolio management team is overseen by the SSgA Investment Committee.

     Key professionals primarily involved in the day-to-day portfolio management for the Fund include Amos J. Rogers III and Murat Sensoy.

     Mr. Rogers is Managing Director of the Tuckerman Group with nearly 15 years commercial real estate lending, investment and asset management experience. He has been with the Tuckerman group since 2003. He leads the real estate securities business and is the portfolio manager for the REIT investment strategies. Prior to joining the Tuckerman Group, he spent 8 years at Citicorp, holding various positions in the real estate division. Mr. Rogers received his undergraduate degree form Clarkson University, and holds a

Master of Science degree in management with a concentration in real estate finance from the M.I.T. -- Sloan School of Management.

     Mr. Sensoy, CFA, is a portfolio manager for the Tuckerman Group and a member of the portfolio management team responsible for managing the fund. Prior to joining The Tuckerman Group in 2003, he worked as an international credit analyst for State Street Bank since 1996. He performs fundamental analysis on REIT securities and assists in the creation and modification of model REIT portfolios. Mr. Sensoy received a BA in economics from University of New Hampshire and holds a Masters degree in Financial Economics from Boston University. He is a member of the CFA Institute and Boston Security Analyst Society.

     Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the Statement of Additional Information.

     Administrator, Custodian and Transfer Agent. State Street is the Administrator for the Fund, the Custodian for the Fund's assets and serves as Transfer Agent to the Fund.

     Lending Agent. State Street or a third party agent may in the future act as the securities lending agent for the Fund. For its services, the lending agent typically receives a portion of the net investment income, if any, earned on the collateral received for the securities loaned.

     Distributor. State Street Global Markets, LLC is the Distributor of the Fund's Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

                           INDEX LICENSES/DISCLAIMERS

DOW JONES WILSHIRE INDEX LICENSES:

     The Dow Jones Wilshire Ex-US Real Estate Securities Index is a service mark of Dow Jones & Company, Inc. and Wilshire Associates Incorporated. Neither Dow Jones nor Wilshire has any relationship to the Fund, other than the licensing of the Dow Jones Indexes and its service marks for use in connection with the Fund.

     Dow Jones and Wilshire do not:

     - Sponsor, endorse, sell or promote the Fund.

     - Recommend that any person invest in the Fund or any other securities.

     - Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund.

     - Have any responsibility or liability for the administration, management or marketing of the Fund.

     - Consider the needs of the Fund or the owners of the Fund in determining, composing or calculating the Dow Jones Wilshire Indexes or have any obligation to do so.

NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUND. SPECIFICALLY,

- NEITHER DOW JONES NOR WILSHIRE MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES AND WILSHIRE DISCLAIM ANY WARRANTY ABOUT:

     - THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES WILSHIRE INDEXES AND THE DATA INCLUDED IN THE DOW JONES WILSHIRE INDEXES;

     - THE ACCURACY OR COMPLETENESS OF THE DOW JONES WILSHIRE INDEXES AND ANY RELATED DATA;

     - THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES WILSHIRE INDEXES AND/OR ITS RELATED DATA;

- NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DOW JONES WILSHIRE INDEXES OR RELATED DATA;

- UNDER NO CIRCUMSTANCES WILL DOW JONES OR WILSHIRE BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES OR WILSHIRE KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT AMONG THE ADVISER, DOW JONES AND WILSHIRE IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE SHAREHOLDERS OF THE FUND OR ANY OTHER THIRD PARTIES.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Fund's custodian and determined each business day, normally at the close of regular trading of the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m., New York time) ("Closing Time"). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

     The value of the Fund's portfolio securities is based on the securities' last sale price on local markets when available. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees (the "Board") believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

     Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund's net asset value and the prices used by the Fund's benchmark Index. This may result in a difference between the Fund's performance and the performance of the Fund's benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

                          BUYING AND SELLING THE FUND

     The Shares are listed for secondary trading on the Exchange. If you buy or sell Shares in the secondary market, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the Exchange at prices that may differ to varying degrees from the daily net asset value of the Shares. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

     The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to the Fund. The IOPV calculations are estimates of the value of the Fund's net asset value per Share using market data converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. As a result, premiums and discounts between the IOPV and the market price could be affected. The IOPV is the approximate value of Shares of the Fund. This should not be viewed as a "real-time" update of the net asset value per Share of the Fund, which is calculated only once a day. Neither the Fund, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

                   PURCHASE AND REDEMPTION OF CREATION UNITS

     The Fund issues Shares and redeems Shares only in Creation Units (100,000 Shares per Creation Unit) at its net asset value on a continuous basis only on a day the NYSE is open for business. Set forth below is a brief description of the procedures applicable to creation and redemption of Creation Units. For more detailed information, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     The Fund imposes no restrictions on the frequency of creations (i.e., purchases) and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Trust's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at net asset value per share for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and the Fund's shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund's shareholders or (b) any attempts to market time the Fund by shareholders would result in negative impact to the Fund or its shareholders.

     Investors such as market-makers, large investors and institutions, who wish to deal in Creation Units directly with the Fund, must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Creation. In order to create (i.e., purchase) Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Fund's Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of names and number of shares of the Deposit Securities is made available by the Custodian through the facilities of the National Securities Clearing Corporation ("NSCC"), immediately prior to the opening of business each day of the Exchange. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities.

     Orders must be placed in proper form by or through a participant of the Depository Trust Company ("DTC Participant") that has entered into an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement"). Investors should contact the Distributor for the names of DTC Participants that have signed a Participant Agreement. The Participant Agreement sets forth the time(s) associated with order placement and other terms and conditions associated with placing an order.

     A fixed transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, is applicable to each creation transaction regardless of the number of Creation Units created in the transaction. The price for each Creation Unit will equal the aggregate daily net asset value per Share, plus the transaction fees described later in this Prospectus and, if applicable, any transfer taxes. Purchasers of shares in Creation Units are responsible for payment of the costs of transferring the securities to the Fund.

     Shares may be issued in advance of receipt of Deposit Securities subject to various conditions as set forth in the Participant Agreement, including a requirement to maintain on deposit with the Fund cash at least equal to the specified percentage, as set forth in the Participant Agreement, of the market value of the missing Deposit Securities. See "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Legal Restrictions on Transactions in Certain Stocks (Purchase). An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the creation of a Creation Unit may, at the Fund's discretion, be permitted to submit a custom order, as further described in the Statement of Additional Information, and deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the creation of a Creation Unit.

     Redemption. The Custodian makes available immediately prior to the opening of business on the Exchange, through the facilities of the NSCC, the list of the names and the number of Shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units. The redemption proceeds generally consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable transaction fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares, a compensating cash payment to the Fund equal to the differential will be required to be arranged for by, or on behalf of, the redeeming shareholder by the DTC Participant, as the case may be. For more detail, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Orders to redeem Creation Units of the Fund may only be effected by or through a DTC Participant at the time(s) and in accordance with the other terms and conditions set forth in the Participant Agreement.

     A fixed transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.

     Legal Restrictions on Transactions in Certain Stocks (Redemption). An investor subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash at the Fund's discretion.

     Creation and Redemption Transaction Fees:

FUND                                          TRANSACTION FEE*
----                                          ----------------
streetTRACKS(R) DJ Wilshire International
  Real Estate ETF...........................       $3,000

---------------

* From time to time, the Fund may waive all or a portion of its applicable transaction fee.

                                 DISTRIBUTIONS

     Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividend distributions, if any, for the Fund are distributed to shareholders quarterly. Net capital gains for the Fund are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

                               PORTFOLIO HOLDINGS

     A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

                                  TAX MATTERS

     As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

     Unless your investment in the Fund is through a tax-exempt entity or tax deferred retirement account, such as a 401 (k) plan, you need to be aware of the possible tax consequences when:

     - The Fund makes distributions,

     - You sell Shares listed on the Exchange, and

     - You create or redeem Creation Units

     Taxes on Distributions. The Fund will distribute any net investment income quarterly, and any net realized long-term or short-term capital gains annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year. Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gain regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

     Distributions paid in January, but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year. The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

     Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the

Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the Fund at the end of its taxable consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

     Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, the Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

     The Fund may invest in REITs. Under recent legislation, the Internal Revenue Code provides a look-through rule for distributions of so-called FIRPTA gain by the Fund if all of the following requirements are met: (i) the Fund is classified as a "qualified investment entity." A "qualified investment entity" includes entities taxable as regulated investment companies ("RICs") if, in general, more than 50% of the RIC's assets consists of interests in REITs and

U.S. real property holding corporations, and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, distributions by the Fund are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that non-U.S. investors to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. If these rules do not apply to a distribution, such distribution in the hands of a non-U.S. investor is subject to the same treatment referenced in the preceding paragraph.

     Non-U.S. investors are encouraged to review the Statement of Additional Information for additional discussion of these issues. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.

     Taxes on Exchange-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     Certain Tax Exempt Investors. The Fund, by investing in REITs, may be required to pass-through certain "excess inclusion income" as "unrelated business taxable income" ("UBTI"). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Fund regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

     Backup Withholding. The Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withhold on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

                              GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on February 14, 2002. If shareholders of the Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Statement of Additional Information for more information concerning the Trust's form of organization.

     For purposes of the 1940 Act, Shares of the Fund are issued by the Fund and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in the SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

     From time to time, the Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund.

     Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Fund. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm and will audit the Fund's financial statements annually.

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                       WHERE TO LEARN MORE ABOUT THE FUND

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund's Shares. A Statement of Additional Information and the annual and semi-annual reports to shareholders, each of which have been or will be filed with the SEC, provide more information about the Fund. The Statement of Additional information is incorporated herein by reference (i.e., is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Fund's website at www.streetTRACKS.com or by calling the following number:

                      INVESTOR INFORMATION: 1-866-S-TRACKS

     The Registration Statement, including this Prospectus, the Statement of Additional Information, and the exhibits as well as the reports may be reviewed and copied at the SECs Public Reference Room (100 F Street, NE, Washington D.C. 20549) or on the EDGAR Database on the SECs Web site (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholder inquiries may be directed to the Fund in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUND. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN THE FUND'S SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

                         The Trust's Investment Company Act Number is 811-21145.